EXHIBIT 32

CERTIFICATION BY

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flexsteel Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, K. Bruce Lauritsen, Chief Executive Officer, and Timothy E. Hall, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date:	October 27, 2006

		By:	/S/ K. Bruce Lauritsen
K. Bruce Lauritsen Chief Executive Officer

By:	/S/ Timothy E. Hall
Timothy E. Hall Chief Financial Officer

17